Other assets (Tables)	12 Months Ended
Dec. 31, 2018
Other Assets [Abstract]
Schedule of other assets

	Successor	Predecessor
(In $ millions)	As at December 31, 2018	As at December 31, 2017
Favorable drilling and management service contracts to be amortized	186	—
Taxes receivable	50	24
Derivative asset - Interest rate cap (1)	39	—
Prepaid Expenses	32	87
Deferred mobilization cost	15	20
Reimbursable amounts due from customers	10	15
Deferred Consideration (2)	—	80
Income tax effects of intercompany sales or transfers of assets (3)	—	84
Other assets	26	28
Total other assets	358	338
(1) On May 11, 2018, Seadrill Limited bought an interest rate cap from Citigroup for $68 million. The interest rate mitigates our exposure to future increases in LIBOR rates. We have an exposure to LIBOR rates because we hold floating rate debt. For the period from January 1, 2018 through to July 1, 2018 and from July 2, 2018 through to December 31, 2018 there had been a net fair value adjustment on the interest rate cap of $6 million and $22 million respectively to bring the asset value to $39 million.
(2) On April 30, 2013, we completed the disposal of the tender rig business to Sapura Energy. The total consideration consisted of a non-contingent deferred consideration of $145 million, bearing interest at LIBOR plus 5%, which was due in April 30, 2016. During the year ended December 31, 2016, Sapura Energy repaid $10 million of the principal and paid $25 million of interest. On August 28, 2017, this was converted into a formalized loan agreement whereby $5 million is repaid each month. During the year ended December 31, 2018, the full amount was repaid.
(3) Income tax effects following the sale of assets on divestment of North Atlantic Drilling Limited. The asset was expensed on January 1, 2018 following adoption of ASU 2016-16 - for further information refer to Note 3 - Recent accounting standards.

Other assets are presented in our Consolidated Balance Sheet as follows:

	Successor	Predecessor
(In $ millions)	As at December 31, 2018	As at December 31, 2017
Other current assets	322	257
Other non-current assets	36	81
Total other assets	358	338

Schedule of carrying amounts and accumulated amortization of favorable contracts
The gross carrying amounts and accumulated amortization included in 'Other current assets' and 'Other non-current assets' for favorable contracts in the Consolidated Balance Sheet are as follows:

	Successor			Predecessor
	As at December 31, 2018			As at December 31, 2017
(In $ millions)	Gross Carrying Amount	Accumulated amortization	Net carrying amount	Gross Carrying Amount	Accumulated amortization	Net carrying amount
Favorable contracts
Balance at beginning of period	287	—	287	—	—	—
Amortization of favorable contracts	—	(101)	(101)	—	—	—
Balance at end of period	287	(101)	186	—	—	—

Schedule of future amortization of favorable contracts
The table below shows the amounts relating to favorable contracts that is expected to be amortized over the following periods:

	Period ended December 31,
(In $ millions)	2019	2020	2021	2022	2023 and after	Total
Amortization of favorable contracts	153	2	2	2	27	186